UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2023

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Vertex Pharmaceuticals Incorporated (the "Company") was held on May 17, 2023 (the "Annual Meeting"). Set forth below are the voting results for each of the proposals submitted to a vote of the Company's shareholders at the Annual Meeting:
Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Terrence Kearney, Reshma Kewalramani, Jeffrey Leiden, Diana McKenzie, Bruce Sachs and Suketu Upadhyay to serve as members of the Company's Board of Directors until the annual meeting of shareholders to be held in 2024:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	222,080,665	2,466,298	116,837	9,826,329
Lloyd Carney	209,020,156	15,522,060	121,584	9,826,329
Alan Garber	222,238,564	2,300,900	124,336	9,826,329
Terrence Kearney	212,386,123	12,155,694	121,983	9,826,329
Reshma Kewalramani	222,944,919	1,605,123	113,758	9,826,329
Jeffrey Leiden	216,063,881	7,824,259	775,660	9,826,329
Diana McKenzie	222,081,247	2,466,571	115,982	9,826,329
Bruce Sachs	203,818,027	20,714,176	131,597	9,826,329
Suketu Upadhyay	222,991,778	1,551,263	120,759	9,826,329
Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Non-Votes
226,512,223	7,826,181	151,725	0
Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2022 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
200,867,116	23,641,105	155,579	9,826,329
Proposal No. 4: Based upon the following votes, the shareholders recommended, on an advisory basis, to hold future advisory votes to approve executive compensation on an annual basis:

1 Year	2 Years	3 Years	Abstain	Non-Votes
222,845,689	100,872	1,607,838	109,401	9,826,329
Based upon the results above, and consistent with the Board of Directors' recommendation, the Board has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 18, 2023	/s/ Jonathan Biller
Jonathan Biller
Executive Vice President, Chief Legal Officer